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Exhibit 99.1

Carlyle Reports Third Quarter 2025 Financial Results
Washington, D.C. and New York, October 31, 2025 – The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2025. The full detailed presentation of Carlyle’s third quarter 2025 results can be viewed at ir.carlyle.com.
U.S. GAAP results for Q3 2025 included income before provision for income taxes of $86 million and a margin on income before provision for income taxes of 25.8%.
Carlyle Chief Executive Officer Harvey M. Schwartz said, “Our strong third quarter results demonstrate continued
execution of our strategic growth plan. We generated $17 billion of organic quarterly inflows, continued to scale strategic areas like Carlyle AlpInvest and Insurance Solutions, and raised significant capital across our Global
Wealth platform. The combination of these growth engines gives us strong momentum through year end and into
2026, and positions Carlyle exceptionally well to exceed our updated 2025 financial targets.”
Dividend
The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on November 10, 2025, payable on November 19, 2025.
Conference Call
Carlyle will host a conference call at 8:30 a.m. EDT on Friday, October 31, 2025, to announce its third quarter 2025 financial results. The conference call will be available via public webcast from the Events & Presentations section of ir.carlyle.com and a replay will also be available on our website soon after the call’s completion.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $474 billion of assets under management as of September 30, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,400 people in 27 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on
X @OneCarlyle and LinkedIn at The Carlyle Group.
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Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this press release and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the
U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.
This press release does not constitute an offer for any Carlyle fund.
Contacts:

Public Market Investor Relations	Media
Daniel Harris	Brittany Bensaull	Kristen Ashton
Phone: +1 (212) 813-4527	Phone: +1 (212) 813-4839	Phone: +1 (212) 813-4763
daniel.harris@carlyle.com	brittany.bensaull@carlyle.com	kristen.ashton@carlyle.com